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                                                                 Exhibit 10.14

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


        THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of the 25th day of October, 2002, by and among ANSOFT CORPORATION, a Delaware corporation, ALTRA BROADBAND, INC., a Delaware corporation (collectively, the "Borrower") and NATIONAL CITY BANK OF PENNSYLVANIA (the "Lender") amends that certain Credit Agreement dated January 7, 1999 (as amended, supplemented, replaced or otherwise modified, the "Agreement").

                                   BACKGROUND

        A. The Borrower and the Lender entered into a certain Agreement pursuant to which the Lender has made a credit facility available to the Borrower which is evidenced by the Note given by the Borrower to the Lender.

        B. The Borrower has requested the Lender to (i) extend the maturity date and (ii) increase the Revolving Credit Commitment, and the Lender is willing to do so upon the terms and conditions set forth in this Amendment.

        NOW THEREFORE, intending to be legally bound hereby, the parties hereto amend the Agreement and agree as follows:

        Section 1.  Capitalized Terms.

        Unless otherwise specified herein, capitalized terms used in this Amendment (including the BACKGROUND above) without definition shall have the same meaning as set forth in the Agreement as amended by this Amendment.

        Section 2.  Amendments.

        2.1 Amendment to Definitions. The following definitions set forth in
Section 1.1 of the Agreement are amended and restated in their entirety as follows:

               "MARKETABLE SECURITIES VALUE: The value of the marketable securities pledged to the Lender as Collateral for the Obligations, which shall be an amount (in Dollars) equal to (i) seventy percent (70%) of the value of such marketable securities held in Securities Account A, as shown on the most recent statement relating to such marketable securities prepared by NatCity Investments, Inc. or, if requested by Lender, as reported by NatCity Investments, Inc. on such Securities Account A to the Lender from time to time, plus (ii) ninety percent (90%) of the value of such marketable securities held in Securities Account B, as shown in the most recent statement relating to such marketable securities or, if requested by Lender, as reported by Lender on such Securities Account B from time to time. The value provided shall be conclusive, except in the case of manifest error.

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               OBLIGATIONS: (i) All liabilities, obligations, covenants, duties and Indebtedness of the Borrower to the Lender of any and every kind and nature (including, without limitation, the obligations to pay principal, interest, Fees, charges, expenses, attorneys' fees, indemnities and other sums owed by the Borrower to the Lender under the Loan Documents, and future advances made to or for the benefit of the Borrower), whether arising under this Agreement or under any other Loan Document, whether heretofore, now or hereafter owing, arising, due or payable from the Borrower to the Lender, whether as drawer, maker, endorser, guarantor, surety or otherwise and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or liquidated or otherwise, including obligations of performance and (ii) any and all obligations and liabilities of the Borrower to National City Bank, an Affiliate of the Lender, whether absolute or contingent, whether now existing or hereafter created, arising evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) under (a) any agreement, device or arrangement designed to protect the Borrower from fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency exchange agreements, forward currency exchange agreements, interest rate caps, collars or floors, forward rate currency or interest rate options, puts, warrants, swaps, swaptions, U.S. Treasury locks and U.S. Treasury options, (b) any other interest rate hedging transactions, such as, but not limited to, managing the Borrower's interest rate risk associated with any pending or potential capital market transactions such as fixed rate bond issues, and (c) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

               REVOLVING CREDIT COMMITMENT: The obligation of the Lender to make available to the Borrower the maximum aggregate principal amount of $20,000,000, as set forth in Section 2.1 of this Agreement and including any increases, extensions or renewals thereto or thereof.

               REVOLVING CREDIT TERMINATION DATE: September 30, 2004, or if such date is not a Business Day, the Business Day next preceding such date.

               SECURITIES ACCOUNT A: The Borrower's investment account #11708252 at NatCity Investments, Inc. which has been pledged to the Lender to secure the Obligations.

               SECURITIES ACCOUNT B: The Borrower's investment account #46-P15061008 of which the Lender is custodian which has been pledged to the Lender to secure the Obligations."

        2.2 The reference to "$10,000,000" set forth in Section 2.1a of the Agreement is hereby deleted and substituted in place thereof is a reference to "Revolving Credit Commitment."

        Section 3.  Covenants.  Representations and Warranties.

        3.1 Each Borrower ratifies, confirms and reaffirms, without condition, all the terms and conditions of the Agreement and the other Loan Documents and agrees that it continues

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to be bound by the terms and conditions thereof as amended by this Amendment;
and, the Borrower further confirms and affirms that it has no defense, set off or counterclaim against the same. The Agreement and this Amendment shall be construed as complementing each other and as augmenting and not restricting the Lender's rights, and, except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

        3.2 Each Borrower ratifies, confirms and reaffirms without condition, all liens and security interests granted to the Lender pursuant to the Agreement, the Pledge Agreement and the other Loan Documents, if any, and such liens and security interests shall continue to secure the indebtedness and Obligations of the Borrower to the Lender under the Agreement, the Note and the other Loan Documents, including, but not limited to, all Loans made by the Lender to the Borrower as amended by this Amendment.

        3.3    The Borrower represents and warrants to the Lender that:

               (a) This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms;

               (b) The execution and delivery of this Amendment by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the organizational agreements of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; and

               (c) The representations and warranties set forth within Article III of the Agreement continue to be true and correct in all material respects as of the date of this Amendment except those changes resulting from the passage of time.

        3.4 The Borrower shall execute or cause to be executed and deliver to the Lender all other documents, instruments and agreements deemed necessary or appropriate by the Lender in connection herewith.

        Section 4.  Conditions Precedent.

        4.1 This Amendment shall be effective on the date hereof so long as each of the following conditions has been satisfied:

               (a) No Event of Default shall have occurred and be continuing on the date of this Amendment.

               (b) The representations and warranties set forth within Article III of the Agreement shall continue to be true and correct in all material respects as of the date of this Amendment except those changes resulting from the passage of time only.

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               (c) Except to the extent disclosed to the Lender, no material adverse change shall have occurred in the business, operations, financial condition or prospects of the Borrower since the date of the last audited financial statements delivered to the Lender.

               (d) Contemporaneously with the execution hereof, the Borrower shall deliver, or cause to be delivered, to the Lender:

                      (i) An executed Second Amended and Restated Revolving Credit Note together with an executed Confession of Judgment Disclosure and Waiver;

                      (ii)   An executed Amendment to Pledge and Security
Agreement;

                      (iii) The Borrower shall have established with the Lender an investment account which has been pledged to the Lender pursuant to the Pledge and Security Agreement;

                      (iv) A certificate of the corporate secretary or assistant secretary of the Borrower, dated the date hereof, certifying (1) that the Articles of Incorporation and By-Laws of the Borrower have not been changed since they were delivered to the Lender, or if there have been any such changes, attaching copies thereof as then in effect and (2) as to true copies of all corporate action taken by the Borrower in authorizing the execution, delivery and performance of this Amendment, and the transactions contemplated thereby;

                      (v) Payment to the Lender of an amendment fee in the amount of $25,000; and

                      (vi) Such other documents, instruments and certificates required by the Lender in connection with the transactions contemplated by this Amendment.

        4.2 The Lender shall continue to have a first priority lien on and security interest in the Collateral, if any, previously granted to the Lender.

        4.3 All legal details and proceedings in connection with the transactions contemplated in this Amendment shall be satisfactory to counsel for the Lender, and the Lender shall have received all such originals or copies of such documents as the Lender may request.

        Section 5.  Miscellaneous.

        5.1 This Amendment shall be construed in accordance with, and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the provisions thereof regarding conflicts of law.

        5.2 Except as amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment amends the Agreement and is not a novation thereof.

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        5.3 This Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrower and the Lender. The Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Lender.

        5.4 This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.


                [THIS PORTION OF PAGE INTENTIONALLY LEFT BLANK.]


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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment to Credit Agreement the day and year first above written.


ATTEST:                                            ANSOFT CORPORATION



By:  ________________________________              By:  ___________________________(SEAL)
Name:                                              Name:
Title:                                             Title:

               (SEAL)


ATTEST:                                            ALTRA BROADBAND, INC.



By:  ________________________________              By:  ___________________________(SEAL)
Name:                                              Name:
Title:                                             Title:

               (SEAL)


                                                   NATIONAL CITY BANK
                                                   OF PENNSYLVANIA



                                                   By:  ________________________________
                                                   Name:
                                                   Title:




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